BARTLETT CAPITAL TRUST

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 28, 2000

         The Board of Trustees has called a special meeting of shareholders of Bartlett Capital Trust to propose separate plans to reorganize Bartlett Value International Fund and Bartlett Basic Value Fund ("Reorganization Plans"). Under the Reorganization Plans, Bartlett Value International Fund would be acquired by Legg Mason Europe Fund, a series of Legg Mason Global Trust, Inc., and Bartlett Basic Value Fund would be acquired by Legg Mason Balanced Trust, a series of Legg Mason Investors Trust, Inc. Shareholders of each of Bartlett Value International Fund and Bartlett Basic Value Fund would receive shares of the corresponding Legg Mason fund. More information about the proposed
Reorganization Plans will be provided to Bartlett Fund shareholders in proxy solicitation materials expected to be mailed in January 2001. A shareholder meeting date of March 9, 2001 has been set. At the meeting, all persons who are shareholders of record of the funds as of December 29, 2000 will be entitled to vote on the Reorganization Plans. If approved by the holders of a majority of each fund's outstanding shares, it is anticipated that the reorganization of the funds will be effected by the end of the first quarter of 2001.

         You may continue to buy and sell shares of Bartlett Value International Fund and Bartlett Basic Value Fund prior to the closing of the proposed acquisitions. Sales of new shares are expected to be suspended, if the Reorganization Plans are approved, about five days prior to the expected consummation of the acquisitions.

                   THIS SUPPLEMENT IS DATED NOVEMBER 13, 2000.